UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

DIGITAL LOCATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

3700 State Street, Suite 350, Santa Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2019, Rick Ellis was appointed Chief Executive Officer by the Board of Directors of Digital Locations, Inc. (the “Company”), a Nevada corporation (the “Ellis Appointment”). Mr. Ellis has been a Director of the Company since 2018. Mr. Ellis was the founder of EllisLab, Inc. and served as Chief Executive Officer from September 2001 through June 2011, Lead Product Developer from September 2001 through June of 2007, and Chief Financial Officer from June 2011 through October 2018. Mr. Ellis has a deep background in web and media technology, both as designer and developer. He was the primary architect and lead developer of EllisLab's first three products, a Content Management System called pMachine, its current flagship CMS ExpressionEngine, and an Open Source web application framework called CodeIgniter (which was transferred to the British Columbia Institute of Technology). Prior to founding EllisLab, Mr. Ellis was a Recording Engineer and Sound Designer in Los Angeles. In that capacity he worked on hundreds of projects for film and television, from feature films for Disney such as Toy Story and Lion King, to hit TV shows such as The Highlander and Family Guy. Mr. Ellis won an Emmy for his work on the Oliver Stone film, “The Final Days of Kennedy and King”. He holds an Audio Engineering degree from Full Sail University, where he graduated Valedictorian.

Simultaneously with the Ellis Appointment, William E. Beifuss Jr. resigned as the Company’s Interim Chief Executive Officer effective May 20, 2019. Mr. Beifuss will continue to serve as the Company’s President, and acting Chief Financial Officer.

In connection with the Ellis Appointment, the Company issued a press release on May 21, 2019, furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1	Press Release Announcing Appointment of Rick Ellis dated May 21, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: May 24, 2019	By:	/s/ William E. Beifuss, Jr.
Name: William E. Beifuss, Jr.
Title: President and Acting Chief Financial Officer

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